                      MONTHLY SERVICER'S CERTIFICATE
                    WORLD FINANCIAL NETWORK NATIONAL BANK
             WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                   SERIES 1996-A AND 1996-B AND 1999-A

For the Determination Date of:      13-Jun-00
For the Monthly Period:             May-00

The undersigned, a duly authorized representative of World Financial Network National Bank, as Servicer pursuant to the Pooling and Servicing Agreement Dated as of January 17, 1996 (the "Pooling and Servicing Agreement") by and between World Financial Network National Bank and the Bank of New York, as Trustee, does hereby certify as the follows:

   1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement: The Certificate is delivered pursuant to subsection 3.4(b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

   2. World Financial Network National Bank is Servicer under the Pooling and Servicing Agreement.

   3. The undersigned is a Servicing Officer.

   4. The date of the Certificate is 13-Jun-00, which is a Determination Date under the Pooling and Servicing Agreement.

   5. The aggregate amount of Collections processed during the preceding Monthly Period was equal to $320,691,016.28.

      (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (The "Collections of Finance Charge Receivables") was equal to $38,774,963.93.

      (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (The "Collections of Principal Receivables") was equal to $281,916,052.35.

    6. The aggregate amount of Receivables as of the end of the last day of the most recent Monthly Period was equal to $1,989,146,099.40.

    7. Attached hereto is a true and correct copy of the statements required to be delivered by the servicer on the date of the Certificate to the Paying Agent pursuant to Article V.

    8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate on 15-Jun-00.

                   World Financial Network National Bank, as Servicer

                   Signed by:        Daniel T. Groomes

                   Title:            President

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                     WORLD FINANCIAL NETWORK NATIONAL BANK
                WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                      SERIES 1996-A and 1996-B and 1999-A

Pursuant to the Pooling and Servicing Agreement, dated as of January 17, 1996 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1996-A, 1996-B and 1999-A Supplement (as amended and Supplemented, the "Series Supplement"), each among World Financial Network National Bank, as Servicer and Transferor and the Harris Trust, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

Monthy Period:     May 2000
Determination Date:  13-Jun-00
Distribution Date:  15-Jun-00
Number of Days in Period: 31
Period: 49

A. DEAL PARAMETERS- Series 1996-A
------------------------------------------
   (a) Class A Initial Investor Interest              $445,500,000.00   79.00%
   (b) Class B Initial Investor Interest               $46,750,000.00    8.29%
   (c) Collateral Initial Interest                     $57,750,000.00   10.24%
   (d) Class D Initial Investor Interest               $13,924,051.00    2.47%
                                                      ---------------
   (e) Total Initial Interest(a+b+c+d)                $563,924,051.00

   (f) Required Retained Transferor Percentage                   4.00%
   (g) Additional Minimum Transferor Percentage                  0.00%

   (h) LIBOR rate as of most recent reset date                6.52250%

   (i) Class A Certificate Rate                                  6.70%
   (j) Class B Certificate Rate                                  7.00%
   (k) Current Collateral Certificate Rate ((h)+.60)          7.12250%
   (l) Current Class D Certificate Rate                          0.00%

   (m) Servicing Fee Percentage                                  2.00%

B. DEAL PARAMETERS- Series 1996-B
------------------------------------------
   (a) Class A Initial Investor Interest              $283,500,000.00   79.00%
   (b) Class B Initial Investor Interest               $29,750,000.00    8.29%
   (c) Collateral Initial Interest                     $36,750,000.00   10.24%
   (d) Class D Initial Investor Interest                $8,860,760.00    2.47%
                                                      ---------------
   (e) Total Initial Interest(a+b+c+d)                $358,860,760.00

   (f) Required Retained Transferor Percentage                   4.00%
   (g) Additional Minimum Transferor Percentage                  0.00%

   (h) LIBOR rate as of most recent reset date                6.52250%

   (i) Class A Certificate Rate                                  6.95%
   (j) Class B Certificate Rate                                  7.20%
   (k) Current Collateral Certificate Rate                    7.38542%
   (l) Current Class D Certificate Rate                          0.00%

   (m) Servicing Fee Percentage                                  2.00%

                                     Page 2

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                    WORLD FINANCIAL NETWORK NATIONAL BANK
               WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                   SERIES 1996-A and 1996-B and 1999-A

C. DEAL PARAMETERS - Series 1999-A
----------------------------------
   (a) Class A Initial Investor Interest              $473,400,000.00   78.90%
   (b) Class B Initial Invsetor Interest               $51,600,000.00    8.60%
   (c) Collateral Initial Interest                     $75,000,000.00   12.50%
                                                      ---------------
   (d) Total Initial Interest (a+b+c)                 $600,000,000.00

   (e) Required Retained Transferor Percentage                  4.00%
   (f) Additional Minimum Transferor Percentage                 0.00%

   (g) LIBOR rate as of most recent reset day                6.52250%

   (h) Class A Certificate Rate ((g)+.33)                       6.85%
   (i) Class A Swap Rate                                        6.73%

   (j) Class B Certificate Rate ((g)+.80)                       7.32%
   (k) Class B Swap Rate                                        7.21%

   (l) Current Collateral Certificate Rate((g)+1.275)           7.80%

   (m) Servicing Fee Percentage                                 2.00%


I. RECEIVABLES IN THE TRUST
---------------------------
   (a) Beginning of the Month Principal Receivables          $1,958,153,881.66

   (b) Collection of Principal Receivables                     $281,916,052.35
   (c) Defaulted Receivables (principal charge-offs):           $14,028,328.31
   (d) Dilution (Principal net of Debit Adjustments):           $47,920,233.75
   (e) Sales (Principal Receivables Generate):                 $374,855,514.77
   (f) Net(Removal)/Addition of Principal Receivables:                1,317.38

   (g) End of Month Principal Receivables (a-b-c-d+e+f)      $1,989,146,099.40

   (h) Recoveries of Previously Charge-off Receivables           $2,394,493.09

   (i) Beginning of the Month Finance Charge Receivables        $51,390,421.51
   (j) End of the Month Finance Charge Receivables              $52,938,017.07
   (k) Total Receivables as of 6 months prior to
       this distribution date                                $2,116,932,959.06

II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES
-----------------------------------------------

   1996-A
   ------
   (a) Beginning of Period Class A Invested Amount             $445,500,000.00
   (b) Beginning of Period Class B Invested Amount              $46,750,000.00
   (c) Beginning of Period Collateral Interest                  $57,750,000.00
   (d) Beginning of Period Class D Invested Amount              $13,924,051.00
                                                               ---------------
   (e) Beginning of Period Total Invested Amount (a+b+c+d)     $563,924,051.00

   (f) End of Period Class A Invested Amount (a-IX.b-XI.g)     $445,500,000.00
   (g) End of Period Class B Invested Amount (b-IX.e-XI.m)      $46,750,000.00
   (h) End of Period Collateral Interest (c-IX.h-XI.r)          $57,750,000.00
   (i) End of Period Class D Invested Amount                    $13,924,051.00
                                                               ---------------
   (j) End of Period Total Invested Amount (f+g+h+i)           $563,924,051.00

   (k) Floating Allocation Percentage (e/(I.a))                         28.80%
   (l) Class A Floating Allocation Percentage (a/e)                     79.00%
   (m) Class B Floating Allocation Percentage (b/e)                      8.29%
   (n) Collateral Allocation Percentage (c/e)                           10.24%
   (o) Class D Floating Allocation Percentage (d/e)                      2.47%

   (p) Floating Allocation of Defaulted Amount                   $4,028,023.14


                                     Page 3

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                     WORLD FINANCIAL NETWORK NATIONAL BANK
                WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                      SERIES 1996-A and 1996-B and 1999-A

   1996-B
   ------
   (a) Beginning of Period Class A Invested Amount             $283,500,000.00
   (b) Beginning of Period Class B Invested Amount              $29,750,000.00
   (c) Beginning of Period Collateral Interest                  $36,750,000.00
   (d) Beginning of Period Class D Invested Amount               $8,860,760.00
                                                               ---------------
   (e) Beginning of Period Total Invested Amount (a+b+c+d)     $358,860,760.00

   (f) End of Period Class A Invested Amount (a-IX.b-XI.g)     $283,500,000.00
   (g) End of Period Class B Invested Amount (b-IX.e-XI.m)      $29,750,000.00
   (h) End of Period Collateral Interest (c-IX.h-XI.r)          $36,750,000.00
   (i) End of Period Class D Invested Amount (b-IX.e-XI.m)       $8,860,760.00
                                                               ---------------
   (j) End of Period Total Invested Amount (f+g+h+i)           $358,860,760.00

   (k) Floating Allocation Percentage (d/(I.a))                         18.33%
   (l) Class A Floating Allocation Percentage (a/e)                     79.00%
   (m) Class B Floating Allocation Percentage (b/e)                      8.29%
   (n) Collateral Allocation Percentage (c/e)                           10.24%
   (o) Class D Floating Allocation Percentage (d/e)                      2.47%

   (p) Floating Allocation of Defaulted Amount                   $2,563,287.45


   1999-A
   ------
   (a) Beginning of Period Class A Invested Amount             $473,400,000.00
   (b) Beginning of Period Class B Invested Amount              $51,600,000.00
   (c) Beginning of Period Collateral Interest                  $75,000,000.00
   (d) Beginning of Period Class D Invested Amount                       $0.00
                                                               ---------------
   (e) Beginning of Period Total Invested Amount (a+b+c+d)     $600,000,000.00

   (f) End of Period Class A Invested Amount (a-IX.b-XI.g)     $473,400,000.00
   (g) End of Period Class B Invested Amount (b-IX.e-XI.m)      $51,600,000.00
   (h) End of Period Collateral Interest (c-IX.h-XI.r)          $75,000,000.00
   (i) End of Period Class D Invested Amount (d-IX.e-XI.m)               $0.00
                                                               ---------------
   (j) End of Period Total Invested Amount (f+g+h+i)           $600,000,000.00

   (k) Floating Allocation Percentage (e/(I.a))                         30.64%
   (l) Class A Floating Allocation Percentage (a/e)                     78.90%
   (m) Class B Floating Allocation Percentage (b/e)                      8.60%
   (n) Collateral Allocation Percentage (c/e)                           12.50%
   (o) Class D Floating Allocation Percentage (d/e)                      0.00%

   (p) Floating Allocation of Defaulted Amount                   $4,285,708.11


III. TRANSFEROR INTEREST
------------------------
   (a) Beginning Transferor's Interest
       (I.a-II.d-VFC Invested Amount)                           $73,787,149.76
   (b) Ending Transferor's Interest
       (I.g-II.h-VFC Invested Amount)                           $76,530,779.92
   (c) Required Transferor's Interest ((A.e + A.f)*I.g)         $79,565,843.98
   (d) Excess Funding Account Balance at End of
       Monthly Period                                            $3,200,000.00
   (e) Sum of Principal Receivables at end of Monthly
       Period and Excess Funding Account at end of
       Monthly Period (e+I.g)                                $1,992,346,099.40

                                     Page 4

                   MONTHLY CERTIFICATEHOLDERS STATEMENT
                   WORLD FINANCIAL NETWORK NATIONAL BANK
              WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                    SERIES 1996-A and 1996-B and 1999-A

IV. PERFORMANCE SUMMARY
-----------------------
   COLLECTIONS:
   -----------
   (a) Collection of Principal Receivables                     $281,916,052.35
   (b) Collection of Finance Charge Receivables                 $38,774,963.93
                                                               ---------------
   (c) Total Collections (a+b)                                 $320,691,016.28
   (d) Interest and Earnings on Finance Charge
       Account (1996-A)                                             $22,079.43
   (e) Interest and Earnings on Finance Charge
       Account (1996-B)                                             $11,900.12
   (f) Interest and Earnings on Finance Charge
       Account (1999-A)                                             $15,244.26
   (g) Interest and Earnings on Cash Collateral
       Account (1996-A)                                             $86,980.50
   (h) Interest and Earnings on Cash Collateral
       Account (1996-B)                                             $53,477.47
   (i) Interest and earnings on Cash Collateral
       Account (1999-A)                                             $93,670.97


   DELINQUENCIES AND LOSSES (end of month delinquencies):
   -----------------------------------------------------
   (j) 1-30 days delinquent  (CA 1)                  $153,079,593.62    56.29%
   (k) 31-60 days delinquent (CA 2)                   $46,424,294.72    17.07%
   (l) 61-90 days delinquent (CA 3)                   $25,999,050.35     9.56%
   (m) 91-120 days delinquent (CA 4)                  $18,760,952.55     6.90%
   (n) 121-150 days delinquent (CA 5)                 $15,051,254.03     5.53%
   (o) 151+ days delinquent (CA 6)                    $12,638,229.81     4.65%
   (p) Total Delinquencies (j+k+l+m+n+o)             $271,953,375.08   100.00%

V. TRUST ACCOUNT BALANCES
-------------------------
   (a) Excess Funding Account                                    $3,200,000.00
   (b) Cash Collateral Account -  Series 1996-A                 $13,750,000.00
   (c) Cash Collateral Account -  Series 1996-B                  $8,750,000.00
   (d) Cash Collateral Account -  Series 1999-A                 $15,000,000.00
   (e) Principal Funding Account                                         $0.00

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                     WORLD FINANCIAL NETWORK NATIONAL BANK
                WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                      SERIES 1996-A and 1996-B and 1999-A

VI. ALLOCATION AND APPLICATION OF COLLECTIONS
---------------------------------------------

                                 Series 1996-A   Series 1996-B   Series 1999-A
                                 -------------   -------------   -------------
   (a) Floating Allocation of
       Finance Charges          $11,225,509.85   $7,139,482.08  $11,936,518.49
   (b) Class A Available Funds
       ((II.j)*(a))              $8,868,152.78   $5,640,190.84   $9,417,913.09
   (c) Class A Monthly Interest  $2,487,375.00   $1,641,937.50   $2,793,421.63
   (d) Class A Swap Payment Due
       to Swap Provider                  $0.00           $0.00    $(51,975.38)
   (e) Class A Servicing Fee
       ((A.m*II.a)/12)             $742,500.00     $472,500.00     $789,000.00
   (f) Class A Investor Default
       AMOUNT (II.l*II.m)        $3,182,138.28   $2,024,997.08   $3,381,423.70
   (g) Class A Uncovered Dilution        $0.00           $0.00           $0.00
   (h) Class A Contribution to
       Excess Spread(b-c-d-e-f-g)$2,456,139.50   $1,500,756.25   $2,506,043.14
   (i) Class B Available Funds
       ((II.m)*(a))                $930,608.62     $591,871.88   $1,026,540.59
   (j) Class B Monthly Interest    $272,708.33     $178,500.00     $325,363.08
   (k) Class B Swap Payment Due
       to Swap Provider                  $0.00           $0.00     $(4,998.75)
   (l) Class B Servicing Fee
       ((A.m*II.b)/12)              $77,916.67      $49,583.33      $86,000.00
   (m) Class B Contribution to
       Excess Spread (i-j-k-l)     $579,983.62     $363,788.54     $620,176.26
   (n) Collateral Available
       Funds ((II.n)*(a))        $1,149,575.36     $731,135.85   $1,492,064.81
   (o) Collateral Interest Servicing
       Fee [if not WFN or Harris]        $0.00           $0.00           $0.00
   (p) Collateral Interest
       Contribution to Excess
       Spread (n-o)              $1,149,575.36     $731,135.85   $1,492,064.81
   (q) Class D Available
       Funds ((II.o)*(a))          $277,173.09     $176,283.52           $0.00
   (r) Class D Servicing
       Fee ((A.m*II.d)/12)          $23,206.75      $14,767.93           $0.00
   (s) Class D Contribution to
       Excess Spread (q-r)         $253,966.34     $161,515.58           $0.00
   (t) Total Contribution to
       Excess Spread(h+m+p+s)    $4,439,664.82   $2,757,196.23   $4,618,284.21
   (u) Class A Required Amount           $0.00           $0.00           $0.00
   (v) Class B Required Amount           $0.00           $0.00           $0.00
   (w) Class B Investor Default
       Amount (II.m*II.p)          $333,928.09     $212,499.69     $368,570.90
   (x) Class B Uncovered Dilution        $0.00           $0.00           $0.00
   (y) Collateral Monthly Interest
      ((A.k)*(A.c-X.g)*(#days/360) $354,195.99     $233,717.67     $503,588.54
   (z) Collateral Servicing Fees
       [if WFN or Harris]
       ((A.m*II.c)/12)              $96,250.00      $61,250.00     $125,000.00
  (aa) Collateral Default Amount
       (II.n*II.p)                 $412,499.41     $262,499.62     $535,713.51
  (ab) Collateral Uncovered Dilution     $0.00           $0.00           $0.00
  (ac) Class D Monthly Interest
       ((A.l)*(A.d-X.j)*30/360)          $0.00           $0.00           $0.00
  (ad) Class D Required Amount           $0.00           $0.00           $0.00
  (ae) Class D Investor Default
       Amount (II.o*II.p)           $99,457.36      $63,291.05           $0.00
  (af) Class D Uncovered Dilution        $0.00           $0.00           $0.00
  (ag) Required to be Deposited into
       Cash Collateral Account           $0.00           $0.00           $0.00
  (ah) Reserve Account Funding Date                         60
  (ai) Reserve Fund Cap                                  1.00%
  (aj) Required Reserve Account
       Amount (ai*II.a)                                  $0.00
  (ak) Amounts Due under Loan
       Agreement                         $0.00           $0.00           $0.00
  (al) Excess Fin. Ghg. Collections
       Available to WFN (t-u-v-w-x-y-z
       -aa-ab-ac-ad-ae-af-ag-ak) $3,143,333.97   $1,923,938.19   $3,085,411.26
       (Subject to adjustments in
       accordance with the Loan
       Agreement)
  (am) Required Draw from Cash
       Collateral Account                $0.00           $0.00           $0.00

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                     WORLD FINANCIAL NETWORK NATIONAL BANK
                WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                     SERIES 1996-A and 1996-B and 1999-A

VII. YIELD AND BASE RATE
------------------------
                                         Series     Series    Series   Weighted
                                         1996-A     1996-B    1999-A    Average
                                         ------     ------    ------   --------
   Base Rate:
   ----------
   (Class A Monthly Interest, Class B
    Monthly Interest, Collateral Monthly
    Interest and Investor Servicing
    Fee divided by Investor Interest.)

   (a) Base Rate (current month)           8.77%     9.02%     8.90%     8.88%
   (b) Base Rate (prior month)             8.73%     9.00%     8.85%     8.84%
   (c) Base Rate (2 months prior)          8.72%     8.98%     8.84%     8.82%

   (d) 3 Month Average Base Rate           8.74%     9.00%     8.86%     8.85%

   Gross Portfolio Yield:
   ---------------------
   (Finance Charge Collections allocable
    to investors/total invested amount)

   (e) Gross Portfolio Yield
       (current month)                    23.89%    23.87%    23.87%    23.88%
   (f) Gross Portfolio Yield
       (prior month)                      24.85%    24.86%    24.87%    24.85%
   (g) Gross Portfolio Yield
       (2 months prior)                   25.28%    25.27%    25.27%    25.28%

   (h) 3 Month Average Gross
       Portfolio Yield                    24.67%    24.67%    24.67%    24.67%

   Portfolio Yield:
   ---------------
   (Finance Charge Collections allocable to
    investors less investors defaulted
    amount/total invested amount)

   (i) Portfolio Yield
       (current month)                    15.32%    15.30%    15.30%    15.31%
   (j) Portfolio Yield (prior month)      15.28%    15.29%    15.30%    15.28%
   (k) Portfolio Yield (2 months prior)   16.31%    16.30%    16.30%    16.30%

   (l) 3 Month Average Portfolio Yield    15.63%    15.63%    15.63%    15.63%


   Portfolio Adjusted Yield:
   ------------------------
   (Portfolio Yield minus Base Rate)

   (m) Portfolio Adjusted Yield
       (current month)                     6.55%     6.29%     6.40%     6.43%
   (n) Portfolio Adjusted Yield
       (prior month)                       6.55%     6.29%     6.45%     6.45%
   (o) Portfolio Adjusted Yield
       (2nd prior month)                   7.59%     7.32%     7.46%     7.48%

   (p) Portfolio Adjusted Yield
       (3 month average)                   6.89%     6.63%     6.77%     6.79%

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                     WORLD FINANCIAL NETWORK NATIONAL BANK
                WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                      SERIES 1996-A and 1996-B and 1999-A

VIII. PORTFOLIO PERFORMANCE RATES
---------------------------------
                                                                        Total
                                                                        -----
   (a) Gross Principal Charge-Offs (% of Total Principal
       Receivables (at beginning of month)) (annualized)                 8.46%
   (b) Gross Principal Charge-Offs (% of Total Principal
       Receivables (as of 6 months prior))                               0.66%
       (1.) Gross Principal Charge-Offs (% of Total Principal
       Receivables (as of 6 months prior)) (annualized)                  7.95%
   (c) Monthly Payment Rate (% of Total Receivables
       Outstanding (at beginning of month)) (1)                         16.38%
   (d) Portfolio Yield to Investors (annualized) (1)                    23.76%
   (e) Excess Finance Charge Collections %                               6.29%


IX. ACCUMULATION AND PRINCIPAL FUNDING ACCOUNT
----------------------------------------------
                                                                        Series
                                                                        1996-B
                                                                        ------
   (a) Cumulative Class A Principal Distributed to PFA
       (as of prior distribution date)                                   $0.00
   (b) Class A Principal Deposited in the PFA                            $0.00
   (c) Total Class A Principal Deposited in the PFA (a+b)                $0.00
   (d) Cumulative Class B Principal Distributed to PFA
       (as of prior distribution date)                                   $0.00
   (e) Class B Principal Deposited in the PFA                            $0.00
   (f) Total Class B Principal Deposited in the PFA (d+e)                $0.00
   (g) Ending PFA Balance (c+f)                                          $0.00

X. PRINCIPAL REPAYMENT
----------------------
                                           Series    Series    Series
                                           1996-A    1996-B    1999-A    Total
                                           ------    ------    ------    -----
   (a) Class A Principal Paid (as of
       prior distribution dates)            $0.00     $0.00     $0.00    $0.00
   (b) Class A Principal Payments           $0.00     $0.00     $0.00    $0.00
   (c) Total Class A Principal Paid (a+b)   $0.00     $0.00     $0.00    $0.00
   (d) Class B Principal Paid (as of
       prior distribution dates)            $0.00     $0.00     $0.00    $0.00
   (e) Class B Principal Payments           $0.00     $0.00     $0.00    $0.00
   (f) Total Class B Principal Paid (d+e)   $0.00     $0.00     $0.00    $0.00
   (g) Collateral Principal Paid (as of
       prior distribution dates)            $0.00     $0.00     $0.00    $0.00
   (h) Collateral Principal Payments        $0.00     $0.00     $0.00    $0.00
   (i) Total Collateral Principal Paid(g+h) $0.00     $0.00     $0.00    $0.00
   (j) Class D Principal Paid (as of
       prior distribution dates)            $0.00     $0.00     $0.00    $0.00
   (k) Class D Principal Payments           $0.00     $0.00     $0.00    $0.00
   (l) Total Class D Principal Paid (j+k)   $0.00     $0.00     $0.00    $0.00

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                     WORLD FINANCIAL NETWORK NATIONAL BANK
                WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                      SERIES 1996-A and 1996-B and 1999-A

XI. INVESTOR CHARGE-OFFS
------------------------
                                 Series 1996-A   Series 1996-A    Series 1996-B
                                 -------------   -------------    -------------
   (a) Class A Investor Defaults
       and Uncovered Dilution    $3,182,138.28   $2,024,997.08    $3,381,423.70
   (b) Reimbursed from Class A
       Available Funds           $3,182,138.28   $2,024,997.08    $3,381,423.70
   (c) Reimbursed from Excess
       Spread                            $0.00           $0.00            $0.00
   (d) Reimbursed from Cash
       Collateral Account                $0.00           $0.00            $0.00
   (e) Reimbursed from Reallocated
       Principal Collections             $0.00           $0.00            $0.00
   (f) Total Reimbursed in Respect
       of Class A Investor
       Defaults and Dilution     $3,182,138.28   $2,024,997.08    $3,381,423.70
   (g) Class A Investor
       Charge-off (a-f)                  $0.00           $0.00            $0.00
   (h) Class B Investor Defaults
       and Uncovered Dilution      $333,928.09     $212,499.69      $368,570.90
   (i) Reimbursed from Excess
       Spread                      $333,928.09     $212,499.69      $368,570.90
   (j) Reimbursed from Cash
       Collateral Account                $0.00           $0.00            $0.00
   (k) Reimbursed from Reallocated
       Principal Collections             $0.00           $0.00            $0.00
   (l) Total Reimbursed in Respect
       of Class B Investor
       Defaults and Dilution       $333,928.09     $212,499.69      $368,570.90
   (m) Class B Investor
       Charge-off (h-l)                  $0.00           $0.00            $0.00
   (n) Collateral Defaults and
       Uncovered Dilution          $412,499.41     $262,499.62      $535,713.51
   (o) Reimbursed from Excess
       Spread                      $412,499.41     $262,499.62      $535,713.51
   (p) Reimbursed from Cash
       Collateral Account                $0.00           $0.00            $0.00
   (q) Total Reimbursed in Respect
       of Collateral Defaults and
       Dilution                    $412,499.41     $262,499.62      $535,713.51
   (r) Collateral Charge-off(n-q)        $0.00           $0.00            $0.00
   (s) Class D Investor Defaults
       and Uncovered Dilution       $99,457.36      $63,291.05            $0.00
   (t) Reimbursed from Excess
       Spread                       $99,457.36      $63,291.05            $0.00
   (u) Reimbursed from Cash
       Collateral Account                $0.00           $0.00            $0.00
   (v) Reimbursed from Reallocated
       Principal Collections             $0.00           $0.00            $0.00
   (w) Total Reimbursed in Respect
       of Class D Investor Defaults
       and Dilution                 $99,457.36      $63,291.05            $0.00
   (x) Class D Investor Charge-off(s-w)  $0.00           $0.00            $0.00

               World Financial Network National Bank, as Servicer

               Signed by:        Daniel T. Groomes

               Title:            President